UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7066

               Salomon Brothers Emerging Markets Income Fund Inc.
               (Exact name of registrant as specified in charter)

                      125 Broad Street, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                            Robert I. Frenkel, Esq.
                     Salomon Brothers Asset Management Inc
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 725-6666
                       Date of fiscal year end: August 31
                  Date of reporting period: February 29, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

        The Semi-Annual Report to Stockholders is filed herewith.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


Letter from the Chairman

                                                 [PICTURE OF R. JAY GERKEN, CFA]

                                                  R. Jay Gerken, CFA
                                                  Chairman and
                                                  Chief Executive Officer


DEAR SHAREHOLDER,

During the six months ended February 29, 2004, the Salomon Brothers Emerging Markets Income Fund Inc., returned 18.45% based on its New York Stock Exchange ("NYSE") market price, and 10.94% based on its net asset value ("NAV") /i/ per share. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+") /ii/ returned 9.80% and the fund's Lipper emerging markets debt funds category average returned 10.58% over the same time frame. /iii/ Please note that Lipper performance returns are based on each fund's NAV.

During this six-month period, the fund distributed dividends to shareholders totaling $0.82 per share. The performance table shows the fund's 30-day SEC and annualized distribution yields as well as its six-month total return based on its NAV and market price as of February 29, 2004. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE FUND'S YIELD WILL VARY.


                                FUND PERFORMANCE
                             AS OF FEBRUARY 29, 2004
                                   (unaudited)

                                          Annualized     Six-Month
                             30-Day      Distribution      Total
         Price Per Share    SEC Yield       Yield         Return

         $16.40 (NAV)         6.40%         10.06%         10.94%
         $18.95 (NYSE)        5.53%          8.71%         18.45%

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S YIELDS WILL VARY.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. Annualized distribution yield is the fund's current quarterly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The 30-day SEC yield is the average annualized net investment income per share for the 30-day period. The annualized distribution yield assumes a current quarterly income dividend rate of $0.4125. These yields are as of February 29, 2004 and are subject to change.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.


MARKET OVERVIEW

Emerging markets debt returned 9.80% over the six-month period ended February 29, 2004 as measured by the EMBI+. The performance for the period was similar to the return for the previous six-month period and was again driven by a combination of fundamental and technical factors. The macro environment was supportive of emerging market investments, as interest rates in the developed world remained relatively stable at historically low levels and equity markets worldwide performed well.

Significant strength in commodity markets, including metals, agriculture and oil, provided further positive support for many emerging market countries, as commodities exports are an important source of growth for emerging economies. Oil prices remained high during the past 12 months and rose from $30 to over $36 per barrel over the six months ending February 29, 2004. Revenues from oil production contributed to positive performance in Ecuador, Russia and Venezuela.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

LOOKING FOR ADDITIONAL INFORMATION?

The fund is traded under the symbol "EMD" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under symbol XEMDX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly allocation press release that can be found on most major financial web sites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current NAV, market price and other information.

Thank you for your investment in the Salomon Brothers Emerging Markets Income Fund Inc. We appreciate that you have entrusted us with your money and value our relationship with you.


Sincerely,


/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman and Chief Executive Officer

March 19, 2004

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.












The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 29, 2004, and are subject to change. Please refer to pages 4 through 7 for a list and percentage breakdown of the fund's holdings.

RISKS: The fund may invest in high yield and foreign securities, including emerging markets, which involve risks beyond those inherent in solely higher-rated and domestic investments. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's common shares, which may be more or less than the fund's NAV.

ii The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

iii Lipper, Inc. is a major independent mutual-fund tracking organization.
    Returns are based on the 6-month period ended February 29, 2004 calculated among the 12 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Schedule of Investments (unaudited)
February 29, 2004


     FACE
    AMOUNT+                       SECURITY(a)                           VALUE
--------------------------------------------------------------------------------
Sovereign Bonds -- 90.4%

ARGENTINA -- 0.3%
                Republic of Argentina:
         50 ARS   10.000% due 9/19/08 (b).........................   $         5
    575,000       DISC, Series L, 2.0625% due 3/31/23 (b)(c)......       284,625
                                                                     -----------
                                                                         284,630
                                                                     -----------
BRAZIL -- 21.9%
                Federal Republic of Brazil:
     50,000       11.000% due 1/11/12.............................        54,375
    425,000       10.125% due 5/15/27 ............................       421,812
  1,452,000       12.250% due 3/6/30 .............................     1,706,100
  1,450,000       11.000% due 8/17/40 ............................     1,523,225
 14,775,000       DCB, Series L, 2.0625% due 4/15/12 (c) .........    12,724,969
  1,523,077       FLIRB, Series 15U, 2.000% due 4/15/09 (c) ......     1,405,038
  1,455,930       NMB, Series L, 2.0625% due 4/15/09 (c) .........     1,335,816
                                                                     -----------
                                                                      19,171,335
                                                                     -----------
BULGARIA -- 0.9%
    655,000     Republic of Bulgaria, 8.250% due 1/15/15 .........       788,456
                                                                     -----------

COLOMBIA -- 4.9%
                Republic of Colombia:
  1,800,000       7.625% due 2/15/07 .............................     1,953,000
    725,000       10.000% due 1/23/12 ............................       811,637
    550,000       10.750% due 1/15/13 ............................       635,937
    670,000       10.750% due 2/25/20 ............................       825,775
    100,000       8.375% due 2/15/27 .............................        91,500
                                                                     -----------
                                                                       4,317,849
                                                                     -----------
COSTA RICA -- 2.5%
                Republic of Costa Rica:
    200,000       6.914% due 1/31/08 (d) .........................       217,000
    600,000       9.335% due 5/15/09 .............................       712,500
    750,000       8.050% due 1/31/13 (d) .........................       838,125
    350,000       9.995% due 8/1/20 (d) ..........................       430,500
                                                                     -----------
                                                                       2,198,125
                                                                     -----------
DOMINICAN REPUBLIC -- 0.7%
    775,000     Dominican Republic, 9.500% due 9/27/06 ...........       569,625
                                                                     -----------


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

February 29, 2004


     FACE
    AMOUNT+                       SECURITY(a)                           VALUE
--------------------------------------------------------------------------------
ECUADOR -- 4.7%
                Republic of Ecuador:
  3,775,000       12.000% due 11/15/12 ...........................   $ 3,761,788
    450,000       7.000% due 8/15/30 (c) .........................       373,612
                                                                     -----------
                                                                       4,135,400
                                                                     -----------
ELSALVADOR -- 1.7%
                Republic of El Salvador:
    645,000       7.750% due 1/24/23 .............................       701,438
    750,000       8.250% due 4/10/32 .............................       755,625
                                                                     -----------
                                                                       1,457,063
                                                                     -----------
MALAYSIA -- 1.9%
    825,000     Malaysia, 7.500% due 7/15/11 .....................       982,783
    550,000     Petronas Capital LTD, 7.875% due 5/22/22 .........       651,339
                                                                     -----------
                                                                       1,634,122
                                                                     -----------
MEXICO -- 11.1%
                United Mexican States:
  3,500,000       8.125% due 12/30/19 ............................     4,062,625
    875,000       11.500% due 5/15/26 ............................     1,323,437
  3,725,000       8.300% due 8/15/31 .............................     4,337,763
                                                                     -----------
                                                                       9,723,825
                                                                     -----------
PANAMA -- 4.7%
                 Republic of Panama:
  1,300,000        9.625% due 2/8/11 .............................     1,508,000
  1,200,000        9.375% due 1/16/23 ............................     1,314,000
    950,000        8.875% due 9/30/27 ............................       999,875
    275,000        9.375% due 4/1/29 .............................       310,062
                                                                     -----------
                                                                       4,131,937
                                                                     -----------
PERU -- 4.6%
                 Republic of Peru:
    925,000        9.875% due 2/6/15 .............................     1,063,750
  1,000,000        FLIRB, 4.500% due 3/7/17 (c) ..................       867,500
  2,263,520        PDI Bond, 5.000% due 3/7/17 (c) ...............     2,076,780
                                                                     -----------
                                                                       4,008,030
                                                                     -----------
PHILIPPINES -- 4.5%
                 Republic of the Philippines:
    500,000        8.375% due 3/12/09 ............................       521,875
    675,000        9.000% due 2/15/13 ............................       683,438

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

February 29, 2004


     FACE
    AMOUNT+                       SECURITY(a)                           VALUE
--------------------------------------------------------------------------------
PHILIPPINES -- 4.5% (CONTINUED)
    225,000        9.375% due 1/18/17 ............................   $   233,156
  2,350,000        10.625% due 3/16/25 ...........................     2,510,740
                                                                     -----------
                                                                       3,949,209
                                                                     -----------
RUSSIA -- 16.4%
                 Russian Federation:
  5,920,000        12.750% due 6/24/28 ...........................     9,575,600
  4,875,000        5.000% due 3/31/30 (c) ........................     4,801,875
                                                                     -----------
                                                                      14,377,475
                                                                     -----------
TURKEY -- 4.8%
                 Republic of Turkey:
  2,100,000        11.500% due 1/23/12 ...........................     2,656,500
     75,000        11.000% due 1/14/13 ...........................        93,563
    725,000        9.500% due 1/15/14 ............................       842,813
    450,000        11.875% due 1/15/30 ...........................       635,063
                                                                     -----------
                                                                       4,227,939
                                                                     -----------
VENEZUELA -- 4.8%
                 Republic of Venezuela:
    200,000        5.375% due 8/7/10 .............................       156,000
    250,000        6.750% due 3/31/20 ............................       227,812
  1,250,000        9.375% due 1/13/34 ............................     1,040,625
  2,761,826        DCB,Series DL, 2.125% due 12/18/07 (c) ........     2,513,262
    249,990        FLIRB, Series A, 2.065% due 3/31/07 (c) .......       229,991
                                                                     -----------
                                                                       4,167,690
                                                                     -----------
                 Total Sovereign Bonds (Cost -- $71,095,770)......    79,142,710
                                                                     -----------

Loan Participation (c)(e) -- 3.1%

  2,787,135      Kingdom of Morocco, Tranche A, 2.03125% due 1/2/09
                   (CS First Boston Inc., J.P. Morgan Chase & Co.,
                   UBS Financial Services Inc.) (Cost -- $2,616,101)   2,748,812
                                                                     -----------
Corporate Bonds -- 4.8%
                 PEMEX, Project Funding Master Trust:
    290,000        6.125% due 8/15/08 ............................       310,880
  1,500,000        9.125% due 10/13/10 ...........................     1,830,000
  1,800,000        8.000% due 11/15/11 ...........................     2,074,500
                                                                     -----------
                 Total Corporate Bonds (Cost -- $3,731,705).......     4,215,380
                                                                     -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

February 29, 2004


  WARRANTS                        SECURITY(a)                           VALUE
--------------------------------------------------------------------------------
Warrants (d)(f)(g) -- 0.0%
        500     Asia Pulp & Paper (Exercise price of $7.8375 per
                  share expiring on 3/15/05. Each warrant
                  exercisable for 12.914 shares of
                  Asia Pulp & Paper.) (Cost -- $0).................  $         0
                                                                     -----------

    FACE
   AMOUNT
----------
Repurchase Agreement -- 1.7%

 $1,485,000     Deutsche Bank Securities Inc. dated 2/27/04,
                  0.990% due 3/1/04; Proceeds at maturity --
                  $1,485,123; (Fully collateralized by various
                  U.S. Government Agency obligations, 0.000%
                  to 3.000% due 11/15/09 to 7/15/12;
                  Market value -- $1,529,330) (Cost -- $1,485,000)     1,485,000
                                                                     -----------
                Total Investments -- 100.0% (Cost -- $78,928,576*).  $87,591,902
                                                                     ===========

-----------
 +  Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All securities are segregated as collateral pursuant to loan agreement.
(b) Security is currently in default.
(c) Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institu tional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(e) Participation interests were acquired through the financial institutions indicated parenthetically.
(f) Non-income producing security.
(g) Security is valued in accordance with fair valuation procedures.
 *  Aggregate cost for Federal income tax purposes is substantially the same.


   Abbreviations used in this schedule:
   ------------------------------------

   ARS     -- Argentina Peso
   DCB     -- Debt Conversion Bond
   DISC    -- Discount Bond
   FLIRB   -- Front Loaded Interest Reduction Bond
   NMB     -- New Money Bond
   PDI     -- Past Due Interest









--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 7

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Statement of Assets and Liabilities (unaudited)
February 29, 2004

ASSETS:
  Investments, at value (Cost -- $78,928,576)....................   $ 87,591,902
  Cash...........................................................        288,268
  Interest receivable............................................      1,312,392
                                                                     -----------
  Total Assets...................................................     89,192,562
                                                                     -----------

LIABILITIES:
  Loan payable (Note 5)...........................................    20,000,000
  Payable for securities purchased................................     1,210,974
  Payable to broker -- variation margin...........................       109,375
  Loan interest payable (Note 5)..................................        72,800
  Management fee payable .........................................        56,390
  Accrued expenses................................................       206,286
                                                                     -----------
  Total Liabilities...............................................    21,655,825
                                                                     -----------
Total Net Assets..................................................   $67,536,737
                                                                     ===========

NET ASSETS:
  Par value of capital shares ($0.001 par value,
    100,000,000 shares authorized;
    4,117,598 shares outstanding).................................   $     4,118
  Capital paid in excess of par value ............................    57,028,840
  Undistributed net investment income.............................     1,007,598
  Accumulated net realized gain on investment transactions
    and options contracts  .......................................     1,451,455
  Net unrealized appreciation of investments and futures contracts     8,044,726
                                                                     -----------
Total Net Assets..................................................   $67,536,737
                                                                     ===========
Net Asset Value, per share ($67,536,737 / 4,117,598 shares
  outstanding) ...................................................        $16.40
                                                                          ======



--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Statement of Operations (unaudited)
For the Six Months Ended February 29, 2004

INVESTMENT INCOME:
  Interest .......................................................   $3,511,006
                                                                     ----------

EXPENSES:
  Management fee (Note 2).........................................      348,871
  Interest expense (Note 5).......................................      220,225
  Audit and legal.................................................       59,568
  Directors' fees.................................................       29,499
  Shareholder communications......................................       28,664
  Custody.........................................................       13,202
  Listing fees....................................................       12,525
  Transfer agency services........................................        7,925
  Loan fees.......................................................        3,000
  Insurance.......................................................        1,048
  Other...........................................................        5,346
                                                                     ----------
  Total Expenses..................................................      729,873
                                                                     ----------
Net Investment Income.............................................    2,781,133
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND
FUTURES CONTRACTS (NOTES 3, 4 AND 8):
  Realized Gain From:
    Investment transactions ......................................    1,739,644
    Options purchased.............................................       14,000
                                                                     ----------
  Net Realized Gain...............................................    1,753,644
                                                                     ----------
  Change in Net Unrealized Appreciation (Depreciation) From:
    Investments ..................................................    2,922,909
    Futures contracts.............................................     (618,600)
                                                                     ----------
  Increase in Net Unrealized Appreciation.........................    2,304,309
                                                                     ----------
Net Gain on Investments, Options and Futures Contracts ...........    4,057,953
                                                                     ----------
Increase in Net Assets From Operations............................   $6,839,086
                                                                     ==========


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Statements of Changes in Net Assets
For the Six Months Ended February 29, 2004 (unaudited)
and the Year Ended August 31, 2003
                                                         2004           2003
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $ 2,781,133    $ 6,280,758
  Net realized gain................................    1,753,644      4,287,378
  Increase in net unrealized appreciation..........    2,304,309     11,519,613
                                                     -----------    -----------
  Increase in Net Assets From Operations...........    6,839,086     22,087,749
                                                     -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................   (1,692,053)    (6,737,049)
  Net realized gains...............................   (1,695,380)            --
                                                     -----------    -----------
  Decrease in Net Assets From Distributions to
    Shareholders ..................................   (3,387,433)    (6,737,049)
                                                     -----------    -----------

FUND SHARE TRANSACTIONS:
  Proceeds from shares issued on reinvestment of
    dividends (15,652 and 30,843 shares issued,
    respectively)..................................      261,109        424,701
                                                     -----------    -----------
  Increase in Net Assets From Fund Share
    Transactions...................................      261,109        424,701
                                                     -----------    -----------
Increase in Net Assets.............................    3,712,762     15,775,401

NET ASSETS:
  Beginning of period..............................   63,823,975     48,048,574
                                                     -----------    -----------
  End of period*...................................  $67,536,737    $63,823,975
                                                     ===========    ===========

*  Included undistributed (overdistributed) net
     investment income of: ........................   $1,007,598       $(81,482)
                                                     ===========    ===========


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Statement of Cash Flows (unaudited)
For the Six Months Ended February 29, 2004

CASH FLOWS PROVIDED (USED) BY OPERATING
AND INVESTING ACTIVITIES:
  Interest received.............................................    $ 2,864,832
  Operating expenses paid.......................................       (514,647)
  Net sales of short-term investments...........................        448,000
  Realized gain on option transactions..........................         14,000
  Net change in unrealized depreciation on futures contracts....       (618,600)
  Net purchases of long-term investments........................    (40,593,815)
  Proceeds from disposition of long-term investments............     41,929,052
  Open payable to variation margin..............................        109,375
  Interest paid on bank loans...................................       (223,726)
                                                                    -----------
  Net Cash Flows Provided by Operating and Investing Activities.      3,414,471
                                                                    -----------

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
  Cash distributions paid on Common Stock.......................     (3,387,433)
  Proceeds from reinvestment of dividends.......................        261,109
                                                                    -----------
  Net Cash Flows Used by Financing Activities...................     (3,126,324)
                                                                    -----------
Net Increase in Cash............................................        288,147
Cash, Beginning of period.......................................            121
                                                                    -----------

Cash, End of period.............................................    $   288,268
                                                                    ===========

RECONCILIATION OF INCREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH FLOWS PROVIDED (USED)
BY OPERATING AND INVESTING ACTIVITIES:
  Increase in Net Assets From Operations........................    $ 6,839,086
                                                                    -----------
  Accretion of discount on investments..........................       (788,776)
  Amortization of premium on investments........................        110,162
  Increase in investments, at value.............................     (2,249,699)
  Decrease in interest receivable...............................         32,440
  Decrease in prepaid expenses..................................          8,553
  Increase in payable of investments purchased..................     (4,793,182)
  Increase in variation margin payable..........................        109,375
  Decrease in receivable for investments sold...................      4,163,565
  Decrease in interest payable on loan..........................         (3,501)
  Decrease in accrued expenses..................................        (13,552)
                                                                    -----------
  Total Adjustments.............................................     (3,424,615)
                                                                    -----------
Net Cash Flows Provided by Operating and Investing Activities...    $ 3,414,471
                                                                    ===========


--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

Salomon Brothers Emerging Markets Income Fund Inc. ("Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of governments and government-related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount and premium on securities purchased is accreted and amortized on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

(c) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. Federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for Federal income tax purposes.

(d) FEDERAL INCOME TAXES. It is the Fund's intention to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no Federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(f) DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays dividends to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

their Federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as tax return of capital.

(g) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(h) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

Note 2. Management and Advisory Fees and Other Transactions

The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), to act as investment manager of the Fund. SBAM has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup and an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

The Fund currently pays SBAM a monthly fee at an annual rate of 1.05% of the Fund's average weekly net assets for its services.

At February 29, 2004, Citigroup Global Markets Inc., another indirect wholly-owned subsdiary of Citigroup, held 10 shares of the Fund.

Certain officers and/or Directors of the Fund are officers and/or Directors of SBAM.

Note 3. Portfolio Activity

For the six months ended February 29, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases .....................................................    $35,800,633
                                                                   ===========
Sales .........................................................    $36,869,759
                                                                   ===========

At February 29, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation .................................     $8,858,210
Gross unrealized depreciation .................................       (194,884)
                                                                    ----------
Net unrealized appreciation ...................................     $8,663,326
                                                                    ==========

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Note 4. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the curent market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are recieved or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At February 29, 2004, the Fund had the following open futures contracts:

                   Number
                     of                                  Market      Unrealized
Contracts to Sell Contracts  Expiration   Basis Value     Value         Loss
 ---------------  ---------  ----------   -----------    -------      ---------
U.S. Treasury
  10 Year Note...    250        3/04      $28,225,150  $28,843,750   $(618,600)

Note 5. Loan

At February 29, 2004, the Fund had $20,000,000 outstanding of an available $23,000,000 loan pursuant to a revolving credit and security agreement with CXC LLC ("CXC"), an affiliate of Citigroup, a commercial paper conduit issuer for Citicorp North America, Inc. ("CNA"). CNA, an affiliate of SBAM, acts as the administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

Note 6. Loan Participations/Assignments

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At February 29, 2004, the Fund held loan participations with a total cost of $2,616,101 and with a total market value of $2,748,812.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Note 7. Credit and Market Risk

The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At February 29, 2004, the Fund had a concentration of risk in sovereign debt of emerging market countries.

The net asset value and/or market value per share of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

Note 8. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At February 29, 2004, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

For the six months ended February 29, 2004, the Fund did not enter into any written covered call or put option contracts.

Note 9. Forward Foreign Currency Contracts

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward foreign currency contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

The Fund enters into forward foreign currency contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Fund bears the market risk that arises from changes in foreign currency exchange rates.

At February 29, 2004, the Fund did not have any open forward foreign currency contracts.

Note 10. Dividend Subsequent to February 29, 2004

On February 9, 2004, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net realized gains. The dividend is payable on March 26, 2004 to shareholders of record on March 16, 2004.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Note 11. Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Fund's transfer agent is American Stock Transfer & Trust Company, which is not affiliated with CAM or PFPC Inc.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Financial Highlights

Data for a share of common stock outstanding throughout the year ended August 31, unless otherwise noted:

                                      2004(1)(2)  2003(2)   2002(2)   2001     2000    1999
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $15.56    $11.80    $12.91   $14.01   $11.16   $ 7.83
                                        ------    ------    ------   ------   ------   ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)........        0.68      1.54      1.67     1.68     1.72     1.88
  Net realized and unrealized
    gain (loss)(3)................        0.98      3.87     (1.13)   (1.13)    2.78     3.83
                                        ------    ------    ------   ------   ------   ------
Total Income From Operations......        1.66      5.41      0.54     0.55     4.50     5.71
                                        ------    ------    ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
  Net investment income...........       (0.41)    (1.65)    (1.65)   (1.65)   (1.65)   (2.41)
  Net realized gains..............       (0.41)       --        --       --       --       --
  Capital.........................          --        --        --       --       --    (0.02)
                                        ------    ------    ------   ------   ------   ------
Total Distributions...............       (0.82)    (1.65)    (1.65)   (1.65)   (1.65)   (2.43)
                                        ------    ------    ------   ------   ------   ------
INCREASE IN NET ASSET VALUE
  DUE TO SHARES ISSUED ON
  REINVESTMENT OF DIVIDENDS.......          --        --        --       --       --     0.05
                                        ------    ------    ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD....      $16.40    $15.56    $11.80   $12.91   $14.01   $11.16
                                        ======    ======    ======   ====== ========   ======
MARKET PRICE, END OF PERIOD.......      $18.95    $16.80    $12.30   $13.15 $13.9375   $12.50
                                        ======    ======    ======   ====== ========   ======
TOTAL RETURN, BASED ON MARKET
  PRICE PER SHARE(4)..............       18.45%++  53.82%     6.10%    7.14%   27.51%   62.97%
RATIOS TO AVERAGE NET ASSETS:
  Total expenses, including interest
    expense.......................        2.21%+    2.72%     2.96%    4.76%    5.00%    5.03%
  Total expenses, excluding interest
    expense (operating expenses)..        1.54%+    1.83%     1.51%    1.71%    1.73%    1.85%
  Net investment income(3)........        8.42%+   11.16%    13.24%   12.87%   13.33%   18.13%
SUPPLEMENTAL DATA:
  Net assets, end of period (000s)     $67,537   $63,824   $48,049  $52,209  $56,313  $44,377
  Portfolio turnover rate ........          42%      179%      168%     195%     136%      87%
  Loan outstanding, end of
    period (000s) ................     $20,000   $20,000   $20,000  $20,000  $20,000  $20,000
  Weighted average loan (000s)....     $20,000   $20,000   $20,000  $20,000  $20,000  $20,000
  Weighted average interest rate
    on loans .....................        2.20%+    2.51%     3.70%    7.94%    8.26%    6.48%
Before applicable reimbursement from
SBAM, net investment income per
share and expense ratios would
have been:
  Net investment income...........          --        --     $1.63       --       --       --
  Expense ratio, including interest
    expense.......................          --        --      3.26%      --       --       --
  Expense ratio, excluding interest
    expense (operating expenses)..          --        --      1.81%      --       --       --
--------------------------------------------------------------------------------

(1) For the six months ended February 29, 2004 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.68, $(1.14) and 13.29%, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(4) For the purpose of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

                                                                         PAGE 19

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Salomon Brothers Emerging Markets Income Fund Inc. was held on December 11, 2003, for the purposes of considering and voting upon the election of Daniel Cronin, as a Class II Director to serve until the 2004 Annual Meeting; Carol Colman to serve as a Class II Director until the 2004 Annual Meeting; and William R. Hutchinson, Riordan Roett and Jeswald W.Salacuse as Class I Directors of the Fund, to serve until the 2006 Annual Meeting of Shareholders. The following table provides information concerning the matter voted upon at the meeting:

Election of Directors

Nominees                                   Votes For  Votes Withheld
--------                                   --------    ------------
Carol L. Colman......................      3,856,289      40,030
Daniel P. Cronin.....................      3,856,289      40,030
William R. Hutchinson................      3,856,289      40,030
Jeswald W.Salacuse...................      3,856,289      40,030
Riordan Roett........................      3,856,289      40,030

At February 29, 2004, in addition to Carol L. Colman, Daniel P. Cronin, William
R. Hutchinson, Riordan Roett and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Leslie H. Gelb
R. Jay Gerken

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided. Each shareholder holding shares of common stock ("Shares") of Salomon Brothers Emerging Markets Income Fund Inc. ("Fund"), will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or
                                                                         PAGE 21

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)


(ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

                        -------------------------------

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

SALOMON BROTHERS EMERGING MARKETS INCOME FUND INC.

Directors                           Salomon Brothers Emerging
CAROL L. COLMAN                     Markets Income Fund Inc.
DANIEL P. CRONIN
LESLIE H. GELB                           125 Broad Street
R. JAY GERKEN, CFA                       10th Floor, MF-2
WILLIAM R. HUTCHINSON                    New York, New York 10004
RIORDAN ROETT                            Telephone 1-888-777-0102
JESWALD W. SALACUSE

                                    INVESTMENT MANAGER
Officers                                 Salomon Brothers Asset Management Inc
                                         399 Park Avenue
R. JAY GERKEN, CFA                       New York, New York 10022
     Chairman and
     Chief Executive Officer        CUSTODIAN
PETER J. WILBY, CFA                      State Street Bank and Trust Company
     President                           225 Franklin Street
ANDREW B. SHOUP                          Boston, Massachusetts 02110
     Senior Vice President,
     Chief Administrative Officer   TRANSFER AGENT
     and Treasurer                       American Stock Transfer & Trust Company
JAMES E. CRAIGE, CFA                     59 Maiden Lane
     Executive Vice President            New York, New York 10038
THOMAS K. FLANAGAN, CFA
     Executive Vice President       INDEPENDENT AUDITORS
FRANCES M. GUGGINO                       PricewaterhouseCoopers LLP
     Controller                          1177 Avenue of the Americas
ROBERT I. FRENKEL                        New York, New York 10036
     Secretary and
     Chief Legal Officer            LEGAL COUNSEL
                                         Simpson Thacher & Bartlett LLP
                                         425 Lexington Avenue
                                         New York, New York 10017-3909

                                    NEW YORK STOCK EXCHANGE SYMBOL
                                         EMD

                      (This page intentionally left blank.)

              Salomon Brothers
              Emerging Markets
              Income Fund Inc.


              Semi-Annual Report
              February 29, 2004

              {LOGO]



American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

                                                         EMDSEMI 2/04
                                                              04-6465

ITEM 2. CODE OF ETHICS.

        Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

        In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

        In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

        In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

        CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

        If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.



ITEM 10. EXHIBITS.

(a)      Not applicable.

(b)      Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Income Fund Inc.


By:     /s/ R. Jay Gerken
        R. Jay Gerken
        Chief Executive Officer of
        Salomon Brothers Emerging Markets Income Fund Inc.


Date:   April 29, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ R. Jay Gerken
        R. Jay Gerken
        Chief Executive Officer of
        Salomon Brothers Emerging Markets Income Fund Inc.


Date:   April 29, 2004

By:     /s/ Andrew B. Shoup
        Andrew B. Shoup
        Chief Administrative Officer of
        Salomon Brothers Emerging Markets Income Fund Inc.


Date:   April 29, 2004